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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): August 10, 1998


                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                              1-3473                          95-0862768
    (State or other jurisdiction of                (Commission                    (I.R.S. Employer
            incorporation)                        File Number)                   Identification No.)
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                8700 TESORO DRIVE, SAN ANTONIO, TEXAS 78217-6218
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 210-828-8484

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On August 10, 1998, Tesoro Petroleum Corporation ("Tesoro" or the "Company") completed the acquisition (the "Washington Acquisition"), effective August 1,
1998, of all of the outstanding capital stock of Shell Anacortes Refining
Company, an affiliate of Shell Oil Company. The acquisition includes a 108,000 barrel per day refinery located in Anacortes, Washington (on the Puget Sound, approximately 60 miles north of Seattle) and related assets. The refinery will operate under the name Tesoro Northwest Company.

Tesoro paid $237 million in cash for the acquisition plus $39.6 million for estimated working capital, which is subject to post-closing adjustments to reflect actual net working capital at closing.

To finance the cash consideration paid in the Washington Acquisition and the acquisition of the Company's Hawaii operations, the Company, among other things, issued $300 million aggregate principal amount of its 9% Senior
Subordinated Notes due 2008 (the "Notes Offering") in July 1998 through a private offering eligible for Rule 144A. On August 7, 1998, a Registration
Statement was declared effective by the Securities and Exchange Commission whereby the Company is offering, upon the terms and subject to the conditions set forth in the related Prospectus, to exchange $1,000 principal amount of its registered 9% Senior Subordinated Notes due 2008, Series B (the "Exchange
Notes"), for each $1,000 principal amount of its unregistered and outstanding
9% Senior Subordinated Notes due 2008 (the "Old Notes"). The terms of the
Exchange Notes are identical in all material respects to the terms of the Old
Notes, except as described in the Prospectus.

Concurrent with the Notes Offering, the Company entered into a new senior credit facility (the "Senior Credit Facility") in the amount of $500 million.
The Senior Credit Facility is comprised of term loan facilities aggregating
$200 million (two $100 million tranches, the "Tranche A Term Loans" and the
"Tranche B Term Loan") and a $300 million revolving credit facility. The Senior
Credit Facility is guaranteed by substantially all of the Company's active direct and indirect subsidiaries (the "Guarantors") and is secured by substantially all of the domestic assets of the Company and each of the Guarantors.




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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                         The Audited Financial Statements of Shell Anacortes
                         Refining Company as of December 31, 1996 and 1997 and
                         Unaudited Financial Statements of Shell Anacortes
                         Refining Company as of March 31, 1998 have been previously filed in the Registrant's Current Report on Form 8-K dated May 29, 1998 and filed on June 5, 1998.

                  (b)    PRO FORMA FINANCIAL INFORMATION.

                         Included as Exhibit 99.1 of this Form 8-K are the unaudited pro forma combined condensed financial statements of the Company, BHP Petroleum Americas
                         Refining Inc. and BHP Petroleum South Pacific Inc. and
                         Shell Anacortes Refining Company as of March 31, 1998 and for the year ended December 31, 1997 and three months ended March 31, 1998.

                  (c)    EXHIBITS


                 +99.1   Unaudited  Pro Forma Combined Condensed Financial
                         Statements of the Company, BHP Petroleum Americas
                         Refining Inc. and BHP Petroleum South Pacific Inc. and
                         Shell Anacortes Refining Company as of March 31, 1998 and for the year ended December 31, 1997 and three months ended March 31, 1998.

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+  Filed herewith.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TESORO PETROLEUM CORPORATION
                                                      REGISTRANT




Date: August 11, 1998                   By: /s/ JAMES C. REED, JR.
                                           -----------------------------------
                                           James C. Reed, Jr.
                                           Executive Vice President,
                                           General Counsel and Secretary


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                                  EXHIBIT INDEX


EXHIBIT                            DESCRIPTION
-------                            -----------

   +99.1                 Unaudited Pro Forma Combined Condensed Financial
                         Statements of the Company, BHP Petroleum Americas
                         Refining Inc. and BHP Petroleum South Pacific Inc. and
                         Shell Anacortes Refining Company as of March 31, 1998 and for the year ended December 31, 1997 and three months ended March 31, 1998.

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+  Filed herewith.


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